Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of BNB Plus Corp. (the “Company”) for the fiscal year ended September 30, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Beth Jantzen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Beth Jantzen
Beth Jantzen, CPA
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: December 19, 2025

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A signed original of this written statement required by Section 906 has been provided to BNB Plus Corp. and will be retained by BNB Plus Corp. and furnished to the Securities and Exchange Commission or its staff upon request.